Second Quarter FY14 Earnings Presentation Bristow Group Inc. November 8, 2013 Exhibit 99.1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Second quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services; fluctuations in worldwide prices of and demand for natural gas and oil;
fluctuations in levels of natural gas and oil exploration and development activities; the impact of competition; actions by customers;
the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations;
changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment program;
availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in
our Annual Report on Form 10-K for the fiscal year ended March 31, 2013 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. We do not undertake any obligation, other than as required by law, to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.

4 Chief Executive Officer comments Bill Chiles, President and CEO

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

0.09
0.23
0.21
0.19
0.17
0.16
1.26
0.59
0.40
0.59 0.58
0.44
0
0.5
1
1.5
O N D J F M A M J J A S
0.54 0.53 0.53
0.96
0
0
1
2
3
FY10 FY11 FY12 FY13 YTD FY14
Operational safety review
* Includes consolidated commercial operations only
Total Recordable Injury Rate* per 200,000
man hours (cumulative)
Lost Work Case Rate
*
per 200,000
man hours (cumulative)
Commercial Air Accident Rate
*
per 100,000
flight hours (fiscal year)
FY13 FY14
FY13
FY14
5
0.13
0.35
0.31
0.28 0.28
0.26
1.57
0.74
0.50
0.66
0.64
0.54
0
0.5
1
1.5
2
O N D J F M A M J J A S

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Q2 FY14 highlights
*    Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter ended September 30, 2013.
**  Please see our earnings release for more information regarding earnings guidance.
•
Q2 operating revenue of $378.6M (16.2% increase from Q2 FY13, 5.3% increase from Q1 FY14)
•
Q2 GAAP EPS of $3.01 (267.1% increase from Q2 FY13, 306.8% increase from Q1 FY14)
•
Q2 adjusted EPS* of $1.27 (58.8% increase from Q2 FY13, 27% increase from Q1 FY14)
•
Q2 adjusted EBITDAR* of $108.5M (27.8% increase from Q2 FY13,
5.9%
increase from Q1 FY14)
•
Excellent top-line performance in Q2 FY14 with an increase in adjusted
EBITDAR driven by EBU and WASBU and the FY14 contribution from Cougar
•
GAAP EPS of $3.01 includes the after tax gain on the sale of our interest in FB
Heliservices of $1.85 per share; adjusted EPS is $1.27
•
Total liquidity was $618 million even after the record first half’s ~$340 million capex spend for growth
•
Adjusted EPS guidance for the full FY14 is increased to $4.25 - $4.55**

• Regulatory approved interim solutions are being implemented, which include aircraft modifications and new maintenance/operating procedures. The new redesigned gear shaft is expected to be
available at the earliest in mid-CY14.
• Five of our EC225s returned to full revenue service in Q2 FY14 and we estimate that our remaining EC225 aircraft will be available for return to full revenue service in the second half of FY14
• Subsequent to the August 2013 AS332 L2 accident in U.K. Bristow joined Avincis/Bond and CHC in a Joint Operator’s Review of Safety
to identify and share best practices in the offshore helicopter industry, with a view to significantly enhance safety
• Bristow intends to readily and actively participate in the U.K.’s
Parliamentary Inquiry on helicopter safety which commenced
November 6, 2013
Super Puma fleet update

Scatsta
Bronnoysund
Sumburgh
Hammerfest
Stornoway
Bergen
Aberdeen
Norway
Stavanger
Humberside
Norwich
UK
Den Helder
Netherlands

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

•
Europe contributed 43% of Bristow operating
revenue and 47% of adjusted EBITDAR* in Q2
FY14
•
Operating revenue increased to $156.4M in Q2
FY14 from $125.0M in Q2 FY13 with the addition
of eight new large a/c over the comparable
quarter and new contracts in the Northern North
Sea
•
Adjusted EBITDAR increased to $55.2M in Q2
FY14 from $43.2M in Q2 FY13 and adjusted
EBITDAR margin increased to 35.3% in Q2 FY14
from 34.6% in Q2 FY13 due to top line growth
and start of the GAP SAR operations
Outlook:
• Previously announced a/c awards now
entering service
• Expanding Sumburgh base for future
opportunities in East and West Shetlands
FY14 adjusted EBITDAR margin
Europe (EBU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other expected to be ~ mid thirties

Stornoway
started on 7/1/2013
Sumburgh
started on 6/1/2013
Inverness
Prestwick
Humberside
Caernarfon
St. Athan
Manston
Newquay
Lee-on-Solent
Operational bases
Future bases

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

SAR update
•
Since the start of the Gap SAR contract,
we have conducted over 120 missions
and rescued and/or assisted over 110
persons
•
Sumburgh and Stornoway bases
generated $11.9M of revenue in Q2
FY14
•
Construction of first two UK SAR bases
has commenced
Outlook:
• Finalizing lease documents for
aircraft
• Up to 16 new SAR a/c
opportunities in various countries
including Australia, Brazil, the
Falklands, Libya, Netherlands and
Nigeria

Escravos
Warri Texaco
Port Harcourt NAF
Eket
Lagos
Nigeria
Port Harcourt

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

West Africa (WASBU)
•
Nigeria contributed 21% of Bristow operating
revenue and 20% of adjusted EBITDAR* in Q2
FY14
•
Operating revenue increased by 16.2% to $75.9M
in Q2 FY14 from $65.3M in Q2 FY13 due to
increased pricing, ad hoc flying and new contracts
•
Adjusted EBITDAR increased to $23.1M in Q2
FY14 from $17.3M in Q2 FY13 and adjusted
EBITDAR margin increased to 30.4% in Q2 FY14
vs. 26.5% in Q2 FY13 due to increased revenue
that was partially offset by an increase in
maintenance expense
Outlook:
• Discussions with several IOCs for additional
deepwater support
• Ongoing renewal tenders for twelve older
technology medium a/c with new technology
a/c
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
FY14 adjusted EBITDAR margin
expected to be ~ low thirties

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

•
North America contributed 17% of Bristow operating
revenue and 16% of adjusted EBITDAR* in Q2 FY14
•
Operating revenue increased 5.9% to $60.4M in Q2
FY14 from $57.0M in Q2 FY13 primarily as a result
of the addition of eight aircraft dry leased to Cougar
in Canada offset by a decline in small a/c revenue
elsewhere
•
Adjusted EBITDAR increased to $18.7M in Q2 FY14
vs. $11.8M in Q2 FY13 and adjusted EBITDAR
margin increased to 31.0% vs. 20.7% in Q2 FY13
Outlook:
• In the process of exiting our non core business in
Alaska
• We continue to divest small a/c in response to
clients’ increasing demand for larger new
technology a/c
• Recently signed LOI to sell our entire fleet of Bell
206 L4s as we focus on future deepwater growth
with higher margin large a/c
FY14 adjusted EBITDAR margin
expected to be ~ low thirties
North America (NABU)
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Bristow operated bases
Cougar operated bases

Broome
Truscott
Darwin
BDI provide support to the Republic of Singapore Air Force
Karratha
Oakey
Varanus Is
Barrow Is
Australia
Exmouth
Learmonth
Perth
Essendon
Tooradin

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Australia (AUSBU)
•
Australia contributed  10% of Bristow operating
revenue and 6% of adjusted EBITDAR* in Q2
FY14
•
Operating revenue decreased to $35.3M in Q2
FY14 from $38.4M in Q2 FY13 due to the ending
of  short term contracts and the negative impact of
foreign currency exchange rate changes
•
Adjusted EBITDAR decreased to $7.4M in Q2
FY14 from $10.8M in Q2 FY13 and adjusted
EBITDAR margin decreased to 21.0% in Q2 FY14
from 28.0% in Q2 FY13 due to costs incurred in
anticipation of contracts that are due to start in Q4
FY14, including INPEX
Outlook:
• Two S-92s to arrive this month for new work
starting in Q4 FY14
• Two new oil and gas SAR opportunities
• Exploration opportunities materializing in the
Great Australian Bight
FY14 adjusted EBITDAR margin
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Great
Australian
Bight
expected to be ~ low twenties
Great
Australian
Bight

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Other International (OIBU)
Other International (OIBU)
•
Other International contributed 9% of Bristow operating
revenue and 11% of adjusted EBITDAR* in Q2 FY14
•
Operating revenue slightly increased to $32.2M in Q2
FY14 vs. $32.1M in Q2 FY13 due to increased activity
in Trinidad and Brazil offset by a decline in aircraft on
contract in Malaysia and the end of a short term
contract in Guyana
•
Adjusted EBITDAR decreased to $12.6M in Q2 FY14
from $14.2M in Q2 FY13 and adjusted EBITDAR margin
decreased to 39.3% in Q2 FY14 from 44.2% in Q2
FY13 due to decline in a/c on contract in Malaysia and
increase in maintenance expense in Russia offset by
increased activity in Brazil and Trinidad.
* Operating revenue and adjusted EBITDAR percentages exclude corporate and other
Consolidated in OIBU
Unconsolidated Affiliate
Outlook :
• Additional potential contracts in East and North Africa, Russia,Trinidad and the Falklands
•
• Líder’s EBITDAR remains very strong
FY14 adjusted EBITDAR margin
expected to be ~ low to mid forties
Petrobras is expected to issue a bid for SAR a/c in CY15 – CY 16

14 Financial discussion Jonathan Baliff, SVP and CFO

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

$84.9
$108.5
$23.6
$3.3
$3.3
Q2 FY13 Operations Corporate and Other FX Changes Q2 FY14
$0.80
$1.27
$0.61
$0.06
$0.08
Q2 FY13 Operations Corporate and Other FX Changes Q2 FY14
Financial highlights Q2:
Adjusted EPS and EBITDAR summary
Q2 FY13 to Q2 FY14 adjusted EPS bridge
Q2 FY13 to Q2 FY14 adjusted EBITDAR bridge (in millions)
*  Adjusted EPS and EBITDAR amounts exclude gains and losses on dispositions of assets and any special items.  See reconciliation of these items to GAAP in the appendix hereto and in our earnings release for the quarter ended
September 30, 2013.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

$168.7
$211.8
$38.0
$6.4
$1.3
YTD FY13 Operations Corporate and Other FX Changes YTD FY14
$1.60
$2.28
$0.62
$0.09
$0.03
YTD FY13 Operations Corporate and Other FX Changes YTD FY14
Financial highlights YTD:
Adjusted EPS and EBITDAR summary
YTD FY13 to YTD FY14 adjusted EPS bridge
YTD FY13 to YTD FY14 adjusted EBITDAR bridge (in millions)
*  Adjusted EPS and EBITDAR amounts exclude gains and losses on dispositions of assets and any special items.  See reconciliation of these items to GAAP in the appendix hereto and in our earnings release for the quarter ended
September 30, 2013.

LACE and LACE rate continue to increase led by
new technology a/c and improved utilization/terms
($ in millions)
*   See appendix hereto for more information on LACE and LACE Rate. LACE and LACE Rate excludes Bristow Academy, affiliate a/c, aircraft held for sale, a/c construction in progress, and reimbursable revenue.
290
279
268
271 271
159
153
149
158
160
0
50
100
150
200
250
300
350
FY10 FY11 FY12 FY13 YTD FY14
159
153
149
158
160
6.494
7.15
7.89
8.35
9.07
0
2
4
6
8
10
140
150
160
170
FY10 FY11 FY12 FY13 YTD FY14
LACE* LACE Rate*
Shift in fleet management strategy to larger aircraft has led to a slight decrease in FY14 LACE guidance to 160 - 164 and to an increase in LACE rate guidance of $8.95 - $9.25
Consolidated commercial aircraft
Large Aircraft Equivalent (LACE)*

$ in millions

ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Combination of revenue growth and capital efficiency
drives quarterly BVA improvement
• Bristow Value Added (BVA) is calculated by taking gross cash flow less the product of gross operating assets times a capital charge of 10.5%. Example calculation for
Q2 FY14 and Q2 FY13 can be found in the appendix hereto.
Absolute BVA* Q2 FY12 – Q2 FY14
• Q2 FY14 BVA is positive $20.6M, record improvement of $18.5M over Q2 FY13
• YTD FY14 consolidated BVA is positive $22.1M, a $18.1M increase from YTD FY13
• Year-over-year change in BVA is driven by:
Excellent top line growth which offset record organic capex
Margin improvement and capital efficiency efforts including our successful lease strategy
Lider contributed $11.0M to the YTD BVA of the total business
• WASBU, EBU and OIBU are the key performers year-over-year
0.0
1.1
13.6
1.9 2.1
9.3
9.4
1.5
20.6
-5
0
5
10
15
20
25
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14

$ in millions

$ in millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our progress on BVA yields stronger liquidity for
growth . . .
Net cash provided by operating activities*
* See 10-Q for more information on cash flow provided by operating activities
Total liquidity
94
69
117
135
132
0
50
100
150
200
250
300
FY10 FY11 FY12 FY13 YTD FY14
YTD period Full year
195
151
267
231
100
144
140
199
305
78
116
262
216
314
-
100
200
300
400
500
600
700
FY10 FY11 FY12 FY13 YTD FY14
Undrawn  borrowing capacity Cash
178
261
402
415
618

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

… with FY14 guidance increased
•
FY14 adjusted EPS guidance increased to $4.25 - $4.55, excluding special items and a/c sales.  Other specific items include:
* Assuming FY14 revenue earned in same regions and same mix as in FY13
Long term adjusted EPS growth of 10 - 15% combined with a 30 - 35%
dividend payout policy reflects management’s commitment to deliver a more stable, growing and predictable total return for shareholders
LACE (Large AirCraft Equivalent) ~160 - 164 Interest expense ~ $30 - $35M
LACE Rate ~ $8.95 - $9.25M Rent expense (a/c only) ~$85 - $90M
G & A expense (all inclusive) ~ $160 - $170M Tax rate* ~ 21 - 24%
Depreciation expense ~ $95 - $100M Adj. EPS guidance $4.25 - $4.55

Conclusions
• Safety continues to be our #1 core value as we strive to achieve Target
Zero
• Bristow is positioned in the major markets that have high growth for helicopter services required for offshore drilling, production and SAR
• Clients are turning to Bristow as their provider of choice due to our size, global reach, financial strength and operational safety performance
• Confidence in continued revenue growth and excellent cash flow from core business allows us to increase our adjusted EPS guidance in FY14 to
$4.25 - $4.55
• Investor Day on November 21, 2013 in New York, where we will focus on
Líder, our affiliate in Brazil, and prospects for this market

22 Appendix

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational chart - as of September 30, 2013
Business Unit
(% of  FY14 operating revenue)
Corporate
Region
( # of a/c / # of Locations)
Joint Venture
(# of a/c)
Key
Operated Aircraft
Bristow owned and/or operated 350
aircraft as of September 30, 2013
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 127 aircraft
as of September 30, 2013
*   Includes corporate and other
Bristow
NABU
16%
Trinidad – 10/1
Alaska – 12/3
Mexico – 6/6
Brazil – 11/9
Lider  - 85
Norway – 17/4
Nigeria – 44/6
Australia – 24/10
Other – 6/3
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
PAS - 42
AUSBU
10%
EBU
40%
Florida – 57/1
Louisiana – 13/1
U.K. – 3/1
WASBU
21%
OIBU
9%
BRS Academy
4%*
Canada – 8/2
Netherlands – 2/1
Malaysia - 3/2
Nevada – 3/1
Tanzania – 21
U.S. GoM – 73/6
UK – 45/5

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
as of September 30, 2013
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 16-25 passengers
Mature Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332 L Super Puma 18 Twin Turbine 20 - 20 -
AW189 16 Twin Turbine - - - 17
EC175 16 Twin Turbine - - - 5
EC225 25 Twin Turbine 20 - 20 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 50 7 57 17
99 7 106 42
LACE 99
Medium Helicopters
AW139 12 Twin Turbine 14 2 16 5
Bell 212 12 Twin Turbine - 14 14 -
Bell 412 13 Twin Turbine 29 17 46 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++ 12 Twin Turbine 4 5 9 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 34 85 -
Sikorsky S-76D 12 Twin Turbine - - - 10
99 72 171 15
LACE 47
Fair market value of our owned fleet is ~$2.0 billion and leased fleet is ~$750 million

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
as of September 30, 2013 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
AS350BB 4 Turbine - 2 2 -
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L Series 6 Turbine 28 6 34 -
Bell 407 6 Turbine 36 - 36 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 4 3 7 -
73 13 86 -
LACE 14
Training Helicopters
AS 355 5 Twin turbine 3 - 3 -
Bell 206B 4 Single Engine 12 - 12 -
Robinson R22 2 Piston 11 - 11 -
Robinson R44 4 Piston 5 - 5 -
Sikorsky 300CB/CBi 2 Piston 44 - 44 -
Fixed Wing 1 - 1 -
76 - 76 -
Fixed Wing 3 35 38 -
Total 350 127 477 57
TOTAL LACE (Large Aircraft Equivalent)* 160

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 76 a/c currently leased in our fleet, 46 are commercial (35 LACE) and 30 are training 35 LACE a/c represent approximately 22% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for approximately
30-35% of our LACE
Leased aircraft as of September 30, 2013
Small Medium Large Total Leased LACE Total LACE % Leased
EBU -             1            20          21          21                  59              35%
WASBU -             1            -             1            1                     21              2%
NABU 1            13          3            17          10                  33              29%
AUSBU 2            2            3            7            5                     19              24%
OIBU -             -             -             -             -                     28              -
Total 3            17          26          46          35                  160            22%
See 10-Q Note 5 “Commitments and contingencies” for more information provided on operating leases

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Small Medium Large Training Total
EBU -          1           20       -           21
WASBU -          1           -          -           1
NABU 1         13         3         -           17
AUSBU 2         2           3         -           7
OIBU -          -            -          -           -
Academy -          -            -          30        30
Total 3         17         26       30        76
Leased aircraft in consolidated fleet
Consolidated fleet changes and aircraft sales for
Q2 FY14
See 10-Q Note 5 “Commitments and contingencies” for more information provided on operating leases.
Additionally, during Q2 FY14 we sold seven aircraft $145.6M, which we subsequently leased back.
Small Medium Large Training Total
EBU -          -            -          -           -
WASBU -          1           -          -           1
NABU 19       -            -          -           19
AUSBU -          -            -          -           -
OIBU -          4           -          -           4
Academy -          -            -          2          2
Total 19       5           -          2          26
Held for sale aircraft in consolidated fleet
# of a/c Sold
Cash
received*
Q1 FY14 4                  2.0 $
Q2 FY14 4                  7.9
Total 8                  9.9 $
* Amounts stated in millions
Q1 FY14 Q2 FY14 YTD
Fleet Count Beginning
351 353         351
Delivered
-
Large
3 2 5
Medium
2 3 5
Total Delivered
5 5 10
Removed
Sales
(4)            (4)            (8)
Other*
1             (4)            (3)
Total Removed
(3)            (8)            (11)
353 350         350
* Includes lease returns and commencements
Fleet changes

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating revenue, LACE and LACE Rate by BU
1) $ in millions
2) LACE Rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy
Op revenue
1
LACE LACE Rate
2,3
EBU $294 59 $9.95
WASBU 152 21 14.62
NABU 119 33 7.13
AUSBU 74 19 7.74
OIBU 65 28 4.73
Total $724 160 $9.07
Operating Revenue, LACE and LACE Rate by BU
as of September 30, 2013
4

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 45 45 45 42 42 43 48 46 44 46 46 45
WASBU 23 23 24 25 24 24 21 22 23 22 22 22
NABU 39 36 36 36 39 35 34 29 30 29 30 30
AUSBU 20 20 22 22 20 23 24 20 19 20 20 19
OIBU 36 34 34 35 33 33 33 38 39 38 38 34
Consolidated 163 158 161 160 157 158 159 154 154 154 155 149
Q1 Q2 Q3 Q4 Q1 Q2
EBU 47 45 51 55 57 59
WASBU 22 22 20 21 21 21
NABU 30 31 39 37 37 33
AUSBU 18 17 17 19 19 19
OIBU 32 28 27 27 27 28
Consolidated 147 142 154 158 161 160
LACE
FY11 FY12 FY10
FY13 FY14

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE Rate by BU
1) $ in millions
2) LACE Rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.36 $8.28 $8.40 $8.76 $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09
WASBU 9.08 8.81 8.66 8.34 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46
NABU 5.05 5.44 5.26 5.23 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79
AUSBU 5.38 5.56 5.59 5.67 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78
OIBU 3.66 4.09 4.06 3.78 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22
Consolidated 6.31 6.52 6.49 6.45 6.70 6.90 6.90 7.10 7.30 7.40 7.43 7.89
Q1 Q2 Q3 Q4 Q1 Q2
EBU $10.60 $11.03 $9.74 $9.13 $9.63 $9.95
WASBU 12.35 12.24 13.71 13.28 14.26 14.62
NABU 7.05 7.11 5.84 6.12 6.34 7.13
AUSBU 8.48 9.29 9.55 8.58 8.04 7.74
OIBU 4.22 4.62 4.76 4.94 4.97 4.73
Consolidated 8.55 8.95 8.49 8.35 8.78 9.07
LACE Rate
1,2
FY10 FY11 FY12
FY13 FY14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Order and options book as of September 30, 2013
* 22 large a/c  on order and 6 large a/c  on option are subject to the successful development and certification of the aircraft
#
Helicopter
Class Delivery Date Location Contracted
1 Medium December 2013 OIBU 1 of 1
3 Medium December 2013 NABU
3 Large December 2013 EBU 2 of 3
2 Large December 2013 AUSBU
1 Large December 2013 WASBU
1 Medium March 2014 OIBU 1 of 1
1 Large March 2014 OIBU
1 Large March 2014 NABU 1 of 1
3 Medium June 2014 OIBU 3 of 3
1 Large June 2014 EBU
1 Large June 2014 OIBU
4 Medium September 2014 WASBU
2 Medium September 2014 OIBU
1 Medium September 2014 NABU
3 Large September 2014 EBU 2 of 3
1 Large December 2014 EBU
1 Large December 2014 AUSBU 1 of 1
1 Large March 2015 EBU
1 Large June 2015 EBU
1 Large September 2015 NABU
1 Large December 2015 NABU
1 Large March 2016 EBU
2 Large March 2016 NABU
1 Large June 2016 NABU
1 Large June 2016 EBU
39 11 of 39
ORDER BOOK*
#
Helicopter
Class Delivery Date
3 Medium December 2014
4 Large March 2015
2 Medium March 2015
3 Large June 2015
3 Medium June 2015
3 Large September 2015
2 Medium September 2015
3 Large December 2015
2 Medium December 2015
3 Large March 2016
1 Medium March 2016
3 Large June 2016
2 Medium June 2016
3 Large September 2016
2 Medium September 2016
4 Large December 2016
2 Medium December 2016
3 Large March 2017
1 Medium March 2017
3 Large June 2017
1 Medium June 2017
3 Large September 2017
1 Medium September 2017
4 Large December 2017
1 Medium December 2017
1 Large March 2017
63
OPTIONS BOOK

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of September 30, 2013
(continued)
#
Helicopter
Class Delivery Date Location Contracted
1 Large June 2014 EBU 1 of 1
3 Large September 2014 EBU 3 of 3
2 Large December 2014 EBU 2 of 2
4 Large March 2015 EBU 4 of 4
2 Large June 2015 EBU 2 of 2
4 Large September 2015 EBU 4 of 4
2 Large December 2015 EBU 2 of 2
18 18 of 18
SAR CONFIGURED ORDER BOOK

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 29.8% 31.5% 34.6% 34.4% 32.7% 33.0% 31.4% 30.7% 36.1% 32.9%
WASBU 33.7% 36.9% 35.8% 34.3% 35.2% 29.5% 35.5% 37.2% 36.6% 35.0%
NABU 20.8% 25.8% 15.9% 8.5% 18.5% 14.3% 20.6% 14.8% 19.4% 17.3%
AUSBU 33.2% 26.1% 27.0% 31.1% 29.3% 20.2% 14.4% 23.5% 35.6% 24.3%
OIBU 18.3% 40.2% 37.4% 59.4% 39.3% 48.1% 19.1% 47.8% 42.9% 39.5%
Consolidated 23.8% 27.5% 25.9% 29.6% 26.7% 23.4% 24.0% 27.6% 31.2% 26.6%
Q1 Q2 Q3 Q4 Full Year Q1 Q2
EBU 32.2% 34.6% 39.5% 38.3% 36.2% 30.3% 35.3%
WASBU 31.9% 26.5% 35.0% 31.8% 31.5% 31.3% 30.4%
NABU 23.2% 20.7% 29.1% 29.5% 25.7% 29.2% 31.0%
AUSBU 27.0% 28.0% 27.3% 26.0% 27.1% 17.7% 21.0%
OIBU 36.2% 44.2% 55.7% 51.6% 46.6% 67.4% 39.3%
Consolidated 26.3% 26.1% 31.5% 29.4% 28.3% 28.5% 28.7%
2011 2012
2013 2014
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
Net income $20.9 $38.8 $42.3 $31.2 $133.3 $21.2 $3.0 $26.5 $14.6 $65.2
Income tax expense 8.5 3.3 -11.8 7.1 7.1 6.6 -1.9 7.1 2.4 14.2
Interest expense 11.1 11.5 13.8 9.9 46.2 9.0 9.5 9.8 10.0 38.1
Gain on disposal of assets -1.7 -1.9 0.0 -5.1 -8.7 -1.4 1.6 2.9 28.6 31.7
Depreciation and amortization 19.3 21.0 21.3 27.7 89.4 22.7 25.4 22.7 25.3 96.1
Special items 0.0 0.0 -1.2 2.4 1.2 0.0 24.6 0.0 3.4 28.1
Adjusted EBITDA Subtotal 58.1 72.7 64.4 73.3 268.5 58.1 62.1 68.9 84.3 273.4
Rental expense 6.6 6.1 8.7 7.7 29.2 9.0 9.1 12.8 15.1 46.0
Adjusted EBITDAR $64.7 $78.8 $73.1 $81.1 $297.7 $67.0 $71.2 $81.8 $99.5 $319.5
($ in millions) Q1 Q2 Q3 Q4 Full Year Q1 Q2
Net income $24.2 $30.4 $36.7 $40.4 $131.7 $26.9 $109.9
Income tax expense 6.2 8.3 7.8 12.7 35.0 7.6 41.1
Interest expense 8.8 8.6 14.7 10.3 42.4 20.4 9.1
Gain on disposal of assets 5.3 1.3 -7.4 -7.2 -8.1 1.7 3.1
Depreciation and amortization 21.4 23.3 24.9 26.7 96.3 22.8 23.9
Special items 2.2 -2.3 14.9 1.9 16.2 0.0 -101.8
Adjusted EBITDA Subtotal 68.0 69.6 91.6 84.8 313.5 79.4 85.2
Rental expense 16.3 15.3 17.6 18.3 67.4 23.1 23.3
Adjusted EBITDAR $84.3 $84.9 $109.2 $103.0 $381.0 $102.5 $108.5
Fiscal year ended,
3/31/2011 3/31/2012
3/31/2013 3/31/2014
Fiscal year ended,

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow stock price reflects improved operational
performance and increasing shareholder returns
Note: The net asset FMV per share does not include our UK SAR aircraft
47.67
62.68
70.39
35.00
40.00
45.00
50.00
55.00
60.00
65.00
70.00
75.00
Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13
Book value of equity per share Net asset FMV per share Average stock price
$
$
$

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Net asset fair market value (FMV) per share
calculation as of September 30, 2013
(in millions)
(+) FMV of a/c 1,896 $
(+) FMV of leased a/c 753
(+) NBV of PPE w/o a/c 446
(+) Working capital 521
(-) LT debt (824)
(-) Leased imputed debt (349)
(-) Pension liability (127)
Net asset FMV 2,316 $
# of common shares 37
Net asset FMV per share 62.68 $

Bristow Value Added (BVA)
Sample calculation for Q2 FY14 and Q2 FY13
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA          =            GCF     - (        GOA          X         10.5%** )
Bristow Value Added calculation for Q2 FY14
$20.6
=          $109.2* - (       $3,376*       X        2.625%**)
Bristow Value Added calculation for Q1 FY13
$2.1
= $78.8* - ( $2,922* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross cash flow reconciliation
(in millions)
Gross Cash Flow Reconciliation Q2 FY13 Q2 FY14
Net Income 29.7 110.6
Depreciation and Amortization 23.3 23.9
Interest Expense 8.6 9.1
Interest Income (0.3) (0.8)
Rent 15.3 23.3
Other Income/expense-net 0.2 (1.5)
Gain/loss on Asset Sale 1.3 3.1
Gain on sale of unconsolidated affiliate - net of tax 0.0 (67.9)
Special Items 0.0 2.9
Tax Effect from Special Items 0.3 (1.3)
Earnings (losses) from Unconsolidated Affiliates, Net (7.0) (3.1)
Non-controlling Interests 0.8 (0.7)
Gross Cash Flow (before Lider) 72.2 97.6
Gross Cashflow -Lider proportional 6.6 11.6
Gross Cash Flow after Lider 78.8 109.2

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted gross operating assets reconciliation
(in millions)
Adjusted Gross Operating Assets Reconciliation Q2 FY13 Q2 FY14
Total Assets 3,166
Accumulated Depreciation 518
Capitalized Operating Leases 225 373
Cash and Cash Equivalents (348) (314)
Investment in Unconsolidated Entities (215) (272)
Goodwill (30) (30)
Intangibles (4) (2)
Assets Held for Sale: Net (20) (27)
Assets Held for Sale: Gross 83 56
Adj. for gains & losses on assets sales 120 59
Accounts Payable (56) (70)
Accrued Maintenance and Repairs (19) (17)
Other Accrued Taxes (8) (10)
Accrued Wages, Benefits and Related Taxes (45) (49)
Other Accrued Liabilities (27) (24)
Income Taxes Payable (13) (33)
Deferred Revenue (13) (21)
ST Deferred Taxes (15) (2)
LT Deferred Taxes (144) (155)
Adjusted Gross Operating Assets before Lider $2,723 $3,146
Adjusted Gross Operating Assets-Lider proportional 199 230
Adjusted Gross Operating Assets after Lider $2,922 $3,376
2,785
464

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

GAAP reconciliation
(i)  See information about special items in 10-Q or earnings release for Q2 FY14
(ii) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact
Three Months Ended
September 30,
Six Months Ended
September 30,
2013 2012 2013 2012
(In thousands, except per share amounts)
Adjusted operating income $ 59,087 $ 46,274 $ 117,752 $ 93,276
Loss on disposal of assets (3,064) (1,262) (4,785) (6,577)
Special items
(i)
(2,088) 2,316 (2,913) 622
Operating income $ 53,935 $ 47,328 $ 110,054 $ 87,321
Adjusted EBITDAR $ 108,508 $ 84,922 $ 211,806 $ 168,727
Loss on disposal of assets (3,064) (1,262) (4,785) (6,577)
Special items
(i)
101,836 2,316 101,011 622
Depreciation and amortization (23,858) (23,321) (46,677) (44,693)
Rent expense (23,314) (15,282) (46,375) (31,556)
Interest expense (9,078) (8,597) (29,448) (17,371)
Provision for income taxes (41,146) (8,342) (48,736) (14,522)
Net income $ 109,884 $ 30,434 $ 136,796 $ 54,630
Adjusted net income $ 46,504 $ 29,153 $ 83,544 $ 58,425
Loss on disposal of assets
(ii)
(2,438) (990) (3,780) (5,196)
Special items
(i) (ii)
66,540 1,505 57,728 101
Net income attributable to Bristow Group $ 110,606 $ 29,668 $ 137,492 $ 53,330
Adjusted diluted earnings per share $ 1.27 $ 0.80 $ 2.28 $ 1.60
Loss on disposal of assets
(ii)
(0.07) (0.03) (0.10) (0.14)
Special items
(i) (ii)
1.81 0.04 1.58 —
Diluted earnings per share 3.01 0.82 3.75 1.46

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of September 30, 2013 831.1 $                                   1,760.5 $              2,591.6 $        32.1%
Adjust for:
Unfunded Pension Liability 127.3                                      127.3
NPV of Lease Obligations 348.9                                      348.9
Letters of credit 2.4                                         2.4
Adjusted 1,309.6 $                                (d) 1,760.5 $              3,070.1 $        42.7%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2014 424.0 $                                   (e)
= (d) / (e) 3.09:1

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

42 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us th